UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2018

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On September 18, 2018, Sprague Resources LP (the “Partnership”) announced the following:
(b) Gary A. Rinaldi notified Sprague Resources GP LLC, the Partnership’s general partner, of his decision to retire as Senior Vice President, Chief Operating Officer and Chief Financial Officer. Mr. Rinaldi is expected to continue in his role through December 31, 2018, to assist with the transition of his responsibilities.
(c) David Long will join Sprague Resources GP LLC on December 3, 2018 and replace Mr. Rinaldi as Vice President, Chief Financial Officer on January 1, 2019.
The General Partner does not intend to appoint a successor Chief Operating Officer; President and CEO David Glendon will assume the responsibilities of the COO role.
Mr. Long, 45 years of age, is currently Senior Vice President with Kinetico Incorporated (“Kinetico”), a subsidiary of our Sponsor, Axel Johnson, Inc. In June 2013, Mr. Long assumed responsibility for Kinetico’s marketing, sales and business development activity in North America. From February 2008 through June 2013, Mr. Long served as Senior Vice President & Chief Financial Officer of Kinetico where he led the finance and accounting organization. Prior to Kinetico, from 1998 through 2008, Mr. Long held a variety of roles at Sprague’s Predecessor, most recently as Managing Director of Sales, Refined Products. Mr. Long holds a Master of Finance degree from Boston College and a Bachelor’s degree from the University of Maine.
Sprague Resources GP LLC does not currently have an employment agreement with Mr. Rinaldi and does not plan to enter into an employment agreement with Mr. Long. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Long and any of the General Partner’s directors or executive officers.
With respect to Item 404(a) of Regulation S-K, since February 2008, Mr. Long has been employed by Kinetico Incorporated, a controlled affiliate of our Sponsor, Axel Johnson, Inc. Sprague Resources GP LLC is a wholly owned subsidiary of Axel Johnson, Inc. Mr. Long also serves as a director of Selecto Incorporated and Nimbus Water Systems which are subsidiary companies of Kinetico.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Sprague Resources LP Press Release, dated September 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: September 18, 2018